SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549
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                                FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     December 18, 2006
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                    JOHN B. SANFILIPPO & SON, INC.
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        (Exact Name of Registrant as Specified in its Charter)

Delaware                            0-19681             36-2419677
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(State or Other Jurisdiction       (Commission         (IRS Employer
   of Incorporation)               File Number)    Identification No.)

2299 Busse Road, Elk Grove Village, Illinois                60007
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code       847-593-2300
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))



John B. Sanfilippo & Son, Inc. (the "Registrant") submits the following information:

ITEM 8.01. Other Events
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The Registrant received a letter from The Nasdaq Stock Market on
December 18, 2006 informing the Registrant that its filing delinquency has been cured and that the hearing scheduled for December 20, 2006 has been cancelled as moot.

On November 14, 2006 the Registrant received a Staff Determination from Nasdaq. The Staff Determination was issued due to the Registrant's non-compliance with Marketplace Rule 4310(c)(14), which requires the Registrant to make on a timely basis all filings with the Securities and Exchange Commission, as required by the Securities Exchange Act of 1934, as amended. In response to the receipt of the Staff Determination, the Registrant requested a hearing before the NASDAQ Listing Qualifications Panel to appeal the Staff Determination, which was scheduled for December 20, 2006.

On December 15, 2006 the Registrant filed is Form 10-Q for the quarter ended September 28, 2006, which cured the filing delinquency and led to the cancellation of the hearing before the NASDAQ Listing
Qualifications Panel.


                              SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       JOHN B. SANFILIPPO & SON, INC.

Date: December 19, 2006                    By: /s/ Michael J. Valentine
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                                           Michael J. Valentine
                                           Chief Financial Officer and
                                           Group President